FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2017
FINANCIAL RISK MANAGEMENT
FINANCIAL RISK MANAGEMENT

5.         FINANCIAL RISK MANAGEMENT

(a)          Fair value estimation

The fair value hierarchy establishes three levels to classify fair value measurements based upon the observability of significant inputs used in the valuation techniques. The three levels of the fair value hierarchy are described below:

Level 1    --    Quoted prices (unadjusted) in active markets for identical assets or liabilities

Level 2    --    Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices)

Level 3    --    Inputs for the assets or liability that are not based on observable market data (that is, unobservable inputs)

The following table sets forth the Company's financial assets and liabilities measured at fair value on a recurring basis by level within the fair value hierarchy as at December 31, 2017, December 31, 2016 and December 31, 2015. As required by IFRS 13, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

As at December 31, 2017:

	Level 1	Level 2	Level 3	Total
Financial liabilities at fair value through profit and loss
Convertible Note	$—	$—	$20,007,559	$20,007,559
Derivative financial liabilities	$—	$—	$36,829,030	$36,829,030

The carrying amounts of financial assets and financial liabilities in each category are as follows:

	Note	December 31, 2017	December 31, 2016	December 31, 2015
Loans and receivables
Cash and cash equivalents	6	$17,507,157	$22,954,571	$55,026,171
Cash held in escrow	7	—	70,000,000	—
Accounts receivable	8	1,334,923	3,117,474	1,736,941
Restricted cash	11	478,260	449,760	—

		$19,320,340	$96,521,805	$56,763,112

Other financial liabilities
Accounts payable and accrued liabilities	13	$1,844,955	$2,490,943	$3,077,802
Financial liabilities at fair value through profit and loss
Derivative liability from financing (current)	15	$19,997,345	$—	$—
Convertible Note (current)	15	4,261,597	—	—
Derivative liability from financing (non-current)	15	16,831,685	—	—
Convertible Note (non-current)	15	15,745,962	—	—

		$58,681,544	$—	$—

The carrying amounts of cash and cash equivalents, cash held in escrow, accounts receivable, restricted cash and accounts payable and accrued liabilities are considered a reasonable approximation of fair value due to their short-term nature.

(b)          Foreign exchange risk

The majority of the Company's revenues are derived from product sales in the United States ("U.S.") and Europe ("EU"), primarily denominated in U.S. and EU currencies. Management has considered the stability of the foreign currency and the impact a change in the exchange rate may have on future earnings during the forecasting process. U.S. and EU currency represents approximately 35% and 65% of the revenue for the year ended December 31, 2017 (2016: 62% and 38% respectively and 2015: 48% and 52%). A 10% change in the foreign exchange rates for the EU currency for foreign currency denominated accounts receivable will impact net income as at December 31, 2017 by approximately $50,000 (as at December 31, 2016: U.S. and EU currencies: $202,000 and $49,000 respectively and as at December 31, 2015: $84,000 and $60,000 respectively), and a similar change for foreign currency denominated accounts payable will impact net income by approximately $32,000 as at December 31, 2017 (as at December 31, U.S. and EU currencies: 2016: $123,000 and $10,000 respectively and as at December 31, 2015: $164,000 and $24,000, respectively). The Company does not hedge its foreign exchange risk.

(c)          Interest rate risk

The Company is not exposed to cash flow interest rate risk on fixed rate cash balances, and short-term accounts receivable and accounts payable without interest.

(d)          Liquidity risk

As at December 31, 2017, the Company had $17,507,157 in cash and cash equivalents as compared to cash and cash equivalents of $22,954,571 at December 31, 2016 and $55,026,171 at December 31, 2015. On November 13, 2017, the final mandate was issued by the court in the Company's primary U.S. litigation with CardiAQ, approximately $70 million was released from escrow to CardiAQ to partially settle the approximately $112 million damages and approximately $42 million became due and payable. On November 17, 2017 the Company closed the 2017 Financings for gross proceeds of approximately $65 million and approximately $42 million from the net proceeds of the 2017 Financings was used to settle the remaining damages and interest awards (see Notes 1(b), 7, 14 and 24). Further to this and in the longer term, the Company is dependent on the profitable commercialization of its products or obtaining additional debt or equity financing to fund ongoing operations until profitability is achieved.

The Company monitors its cash flow on a monthly basis and compares actual performance to the budget for the period. The Company believes it has sufficient funds to fund operations for at least the next three quarters. The Company may obtain additional debt or equity financing during that period. Further into the future the Company is dependent on the profitable commercialization of its products or obtaining additional debt or equity financing to fund ongoing operations until profitability is achieved.

(e)          Credit risk

Credit risk arises from the possibility that the entities to which the Company sells products may experience financial difficulty and be unable to fulfill their contractual obligations. This risk is mitigated by proactive credit management policies that include regular monitoring of the debtor's payment history and performance. The Company does not require collateral from its customers as security for trade accounts receivable but may require certain customers to pay in advance of any work being performed or product being shipped.

The maximum exposure, if all of the Company's customers were to default at the same time is the full carrying value of the trade accounts receivable as at December 31, 2017 is $1,201,292 (2016: $2,532,114 and 2015:$1,393,533). As at December 31, 2017, the Company had $588,282 (as at December 31, 2016: $1,555,469 and 2015: $91,813) of trade accounts receivable that were overdue, according to the customers' credit terms. During the year ended December 31, 2017 the Company wrote down $26,931 of accounts receivable owed by customers (year ended December 31, 2016: $5,556 and 2015: $25,893).

The Company may also have credit risk related to its cash and cash equivalents, with a maximum exposure of $17,985,417 as at December 31, 2017 (as at December 31, 2016: $93,404,331 and 2015: $55,026,171). The Company minimizes its risk to cash and cash equivalents by maintaining the majority of its cash and cash equivalents with Canadian Chartered Banks.